UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 16, 2014

MICHAELS STORES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-09338 (Commission File Number)	75-1943604 (IRS Employer Identification No.)

8000 Bent Branch Drive

Irving, Texas  75063

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 409-1300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

1.                                      Additional 5 7/8% Senior Subordinated Notes due 2020 and Supplemental Indenture

On June 16, 2014, Michaels Stores, Inc. (the “Company”) issued an additional $250,000,000 aggregate principal amount (the “Additional 2020 Senior Subordinated Notes”) of its 5 7/8% senior subordinated notes due December 15, 2020 (the “2020 Senior Subordinated Notes”). The Additional 2020 Senior Subordinated Notes were issued pursuant to a supplemental indenture, dated as of June 16, 2014, by and among the Company, the guarantors named therein (the “Guarantors”) and Wells Fargo Bank, National Association, as trustee (the “Trustee”), which amended the indenture, dated as of December 19, 2013 (as amended, the “Indenture”) by and among the Company, the Guarantors and the Trustee

The Additional 2020 Senior Subordinated Notes form a single class with the 2020 Senior Subordinated Notes under the Indenture and have terms identical to the 2020 Senior Subordinated Notes, except that interest on the Additional 2020 Senior Subordinated Notes accrues from and including June 15, 2014.  A description of the terms of the 2020 Senior Subordinated Notes is set forth in Item 1.01 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 19, 2013, which is incorporated by reference herein.

2.                                      Notice of Partial Redemption of 7 ¾% Senior Notes due 2018

On June 16, 2014, the Company caused to be delivered to the holders of the Company’s 7 ¾% Senior Notes due 2018 (the “Senior Notes”) an irrevocable notice of redemption relating to the redemption of $235,000,000 in principal amount of Senior Notes (the “Redemption Notes”).  The redemption date is July 16, 2014 (the “Redemption Date”).  The Company will redeem the Redemption Notes at a redemption price equal to 100% plus the applicable make-whole premium.  In addition, the Company will pay accrued and unpaid interest on the Redemption Notes to, but excluding, the Redemption Date.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

By a written consent dated June 17, 2014, the stockholders of the Company voted to:

(1)         remove all of the directors from the Company’s board of directors (the “Board”) as follows, effective immediately, so that the majority of such directors can focus their efforts solely as members of the Board of the Company’s parent, The Michaels Companies, Inc.: Joshua Bekenstein, Todd M. Cook, Nadim El Gabbani, Jill A. Greenthal, Lewis S. Klessel, Matthew S. Levin, John J. Mahoney, James A. Quella, Carl S. Rubin and Peter F. Wallace;

(2)         decrease the size of the Board to three directors; and

(3)         Appoint the following directors to the Board, effective immediately: Carl S. Rubin, Charles M. Sonsteby and Michael J. Veitenheimer.

Since the beginning of the Company’s last fiscal year through the present, there have been no transactions with the Company, and there are currently no proposed transactions with the Company, in which the amount involved exceeds $120,000 and in which Mr. Rubin, Mr. Sonsteby or Mr. Veitenheimer had or will have a direct or indirect material interest within the meaning of Item 404(a) of Regulation S-K, except for any related compensation to them solely resulting from their employment relationships with the Company as Chief Executive Officer, Chief Administrative and Chief Financial Officer, and Senior Vice President-Secretary & General Counsel, respectively.

Item 9.01.                                        Financial Statements and Exhibits.

(d)         Exhibits.

4.1

Supplemental Indenture, dated June 16, 2014, by and among Michaels Stores, Inc., the guarantors named therein and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.11 to The Michaels Companies, Inc.’s Registration Statement on Form S-1, File No. 333-193000, filed June 16, 2014).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICHAELS STORES, INC.

Dated: June 19, 2014	By:	/s/ Charles M. Sonsteby
Charles M. Sonsteby
Chief Administrative Officer & Chief Financial Officer (Principal Financial Officer)

INDEX TO EXHIBITS

Exhibit Number	Description

4.1

Supplemental Indenture, dated June 16, 2014, by and among Michaels Stores, Inc., the guarantors named therein and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.11 to The Michaels Companies, Inc.’s Registration Statement on Form S-1, File No. 333-193000, filed June 16, 2014).